UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 7, 2006


                                 TECHLABS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        FLORIDA                  000-26233                65-0843965
    ---------------            ------------         ----------------------
    State or other              (Commission              (IRS Employer
    jurisdiction of            File Number)         Identification Number)
    incorporation)


               8905 KINGSTON PIKE, SUITE 313, KNOXVILLE, TN 37923
               --------------------------------------------------
                   (Address of executive offices and Zip Code)


       Registrant's telephone number, including area code: (215) 243-8044


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On or about January 7, 2006, Techlabs, Inc. (the "Company") was notified that Webb & Company ("Webb"), its independent registered public accounting firm, resigned citing timing and financial considerations. This action was initiated by Webb & Company and was not approved or recommended by the Company's Board of Directors.

The reports of Webb & Company on the financial statements of the Company as of and for the years ended December 31, 2003 and December 31, 2004, the last two fiscal years for which Webb & Company reported on the Company's financial statements, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle; except that the reports on the Company's financial statements as of and for each of the years ended December 31, 2003 and 2004 were modified to include a going concern paragraph.

During the Company's two most recent fiscal years, which ended December 31, 2005 and the interim period through January 7, 2006, there were no disagreements between the Company and Webb & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Webb & Company, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Webb & Company has not advised the Company that:

1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of Webb & Company which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3) the scope of the audit should be expanded significantly, or information has come to the attention of Webb & Company that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2005.

We have requested that Webb furnish a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above disclosures made by us. We will file any such letter furnished by Webb as
Exhibit 16 by amendment to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Techlabs, Inc.

Date: January 24, 2006                  By: /s/ Jayme Dorrough
                                            -------------------------
                                            Jayme Dorrough, President

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